Exhibit 10.1

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment No. 7 to
Master Services Agreement

The Master Services Agreement, dated as of December 31, 2018, between Juniper Networks, Inc. (“Customer”) and International Business Machines Corporation (“Provider”), as previously modified by Change Orders (the “Agreement”), is hereby amended as set forth in this amendment (“Amendment No. 7”), effective as of May 25, 2021 (the “Amendment Effective Date”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.
For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, Customer and Provider hereby agree as follows as of the Amendment Effective Date:
1.INTRODUCTION
a.The Parties have agreed to remove SD WAN Services for Infrastructure SOW_1 Exhibit O Transformation; and

b.Update IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country and Appendix A to Infrastructure Fees Spreadsheet to reflect the removal of the SD WAN Services as set forth in this Amendment No.7.

2.GENERAL
a.The Agreement, as amended by this Amendment No. 7, sets forth the entire agreement and understanding of the Parties with respect to the matters set forth herein and therein, and supersedes all prior negotiations, agreements, arrangements, and undertakings with respect to the matters set forth herein and therein.  No representations, warranties, or inducements have been made to any Party concerning the matters set forth in this Agreement, as amended by this Amendment No. 7, other than the representations, warranties, and covenants contained and memorialized in the Agreement, as amended by this Amendment No. 7.

b.In the event of a conflict or inconsistency between the terms of this Amendment No. 7 and those in the Agreement, the terms of this Amendment No. 7 shall control and govern.

3.CHANGES TO IBM JUNIPER LSAS – EXHIBIT 2 – FEES FOR LOCAL SERVICES BY COUNTRY
“IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country, 2.1.2021” to the Agreement is hereby deleted in its entirety and replaced with the attached “IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country, 4.7.2021” to the Agreement.
4.CHANGES TO IBM APPENDIX A TO INFRASTRUCTURE FEES SPREADSHIEET
“Appendix A to Infrastructure Fees Spreadsheet 6.26.2020” to the Agreement is hereby deleted in its entirety and replaced with the attached “Appendix A to Infrastructure Fees Spreadsheet 6.26.2020 to the Agreement.
5.CHANGES TO INFRASTRUCTURE SOW #1 EXHIBIT O TRANSFORMATION
“IBM A&R_ SOW_1 Exhibit O Transformation_6.26.2020 is hereby deleted in its entirety and replaced with the attached “IBM A&R_ SOW_1 Exhibit O Transformation_4.7.2021” to the Agreement.
6.APPLICATION OF WIND-DOWN CHARGES ASSOCIATED WITH THE TERMINATION OF SD WAN SERVICES
[***]
7.LIST OF AMENDMENT NO. 7 ATTACHMENTS
The following documents are attached to, and form a part of, this Amendment No. 7 and the Agreement:

a.IBM Juniper LSAs - Exhibit 2 - Fees for Local Services by Country, 4.7.2021.

b.Appendix A to Infrastructure Fees Spreadsheet 4.7.2021.

c.Infrastructure SOW #1 – Exhibit O Transformation, 4.7, 2021.

JUNIPER/IBM CONFIDENTIAL
AMENDMENT NO.7

Except for the modifications set forth above, all of the other terms and conditions of the Agreement (including its Schedules and Exhibits) remain in full force and effect. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT NO. 7 AND AGREES TO BE BOUND BY THE TERMS HEREOF.

JUNIPER/IBM CONFIDENTIAL
AMENDMENT NO.7

IN WITNESS WHEREOF, Customer and Provider each has caused this Amendment No. 7 to the Agreement to be signed and delivered by its duly authorized officer.

JUNIPER NETWORKS, INC.		INTERNATIONAL BUSINESS MACHINES CORPORATION

Signed:	/s/ Meredith McKenzie	Signed:	/s/ Scott Anderson

Name (print):	Meredith McKenzie	Name (print):	Scott Anderson

Title:	Vice President & Deputy General Counsel	Title:	Client Partner Executive

Date:	June 1, 2021	Date:	June 1, 2021

JUNIPER/IBM CONFIDENTIAL

Signature Page to Amendment No. 7
4